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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 15, 1997

                   AMRESCO Residential Securities Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                     333-30759                  75-2620414
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

  700 North Pearl Street
   Suite 1400, LB # 342
      Dallas, Texas                                                75201-7424
  (Address of Principal                                            (Zip Code)
   Executive Offices)

        Registrant's telephone number, including area code (214) 953-7700

                                    No Change
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

       8.1  Tax Opinion of Arter & Hadden

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMRESCO RESIDENTIAL SECURITIES CORPORATION as
                                           Depositor

                                           By: /s/ Ronald B. Kirkland
                                               ---------------------------------
                                               Name: Ronald B. Kirkland
                                               Title:  Vice President and
                                                       Chief Accounting Officer

Dated: September 15, 1997

                                  EXHIBIT INDEX

Exhibit No.         Description                                       Page No.

 8.1                Tax Opinion of Arter & Hadden